UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 25, 2008

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Federal	000-51117	86-1127166
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

624 Market Street, Shreveport, Louisiana		71101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On July 25, 2008, the Board of Directors of Home Federal Bancorp, Inc. of Louisiana (the "Company") approved Amendment No. 1 (the "Amendment") to the Agreement and Plan of Merger by and among the Company, Home Federal Mutual Holding Company of Louisiana and First Louisiana Bancshares, Inc. ("First Louisiana").  The Amendment extends the date after which either the Company or First Louisiana can terminate the merger to August 31, 2008.

The Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission ("SEC").

Home Federal Bancorp, Inc. of Louisiana, a newly formed Louisiana corporation (the "Holding Company") and First Louisiana filed a registration statement on Form S-1, including a joint proxy statement prospectus and other relevant documents concerning the proposed merger with the SEC.  SHAREHOLDERS OF THE COMPANY AND FIRST LOUISIANA ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER.  Shareholders of the Company and First Louisiana may obtain a free copy of the joint proxy statement prospectus, as well as other filings containing information about the Company, the Holding Company and First Louisiana, at the SEC's Internet site (http://www.sec.gov).  Copies of the joint proxy statement prospectus may also be obtained, without charge, by directing a request to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

Item 9.01 – Financial Statements and Exhibits

(a)       Not applicable.
(b)       Not applicable.
(c)       Not applicable.
(d)       Exhibits.

The following exhibit is filed herewith.

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger by and among Home Federal Bancorp, Inc. of Louisiana, Home Federal Mutual Holding Company of Louisiana and First Louisiana Bancshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: July 25, 2008	By:	/s/Daniel R. Herndon
Daniel R. Herndon
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger by and among Home Federal Bancorp, Inc. of Louisiana, Home Federal Mutual Holding Company of Louisiana and First Louisiana Bancshares, Inc.